Supplement dated September 7, 2012 to the Wilmington Funds Prospectus dated August 31, 2012, on behalf of the Wilmington Pennsylvania Municipal Bond Fund and Wilmington Virginia Municipal Bond Fund

Subject to shareholder approval, on or about the close of business on November 30, 2012, each of the Wilmington Pennsylvania Municipal Bond Fund and the Wilmington Virginia Municipal Bond Fund (each, a “Target Fund, and collectively, the “Target Funds”), each a series of the Wilmington Funds (the “Trust”), will be merged into the Wilmington Municipal Bond Fund, another series of the Trust (the “Acquiring Fund,” and, collectively with the Target Funds, the “Funds”).

At a meeting of the Board of Trustees (the “Board”) of the Trust held on June 22, 2012, the Board determined that the proposed mergers would be in the best interests of each Target Fund and their shareholders. The Board also approved a Plan of Reorganization (the “Plan”) for the merger. The proposed Plan contemplates that the Acquiring Fund will acquire all of the assets of each Target Fund and assume the liabilities of each Target Fund (as set forth in the Plan) in exchange for designated shares in the Acquiring Fund, which each Target Fund will distribute to its respective shareholders, in exchange for their respective Target Fund shares.

The Board believes that the proposed merger would benefit the Funds and their shareholders. Each proposed merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

As of the close of business on September 7, 2012, each Target Fund will be closed to new investors, but each Target Fund may continue to accept purchases from existing shareholders (including through the reinvestment of dividends and capital gains) until the last business day before the merger.

The proposed merger of each Target Fund into the Acquiring Fund will require the approval of the shareholders of each Target Fund. A shareholder meeting is being called for that purpose, on or about November 15, 2012, and, provided that appropriate shareholder approval is obtained, it is expected that the mergers will be completed on or about November 30, 2012. Shareholders of the Target Funds will receive proxy solicitation materials providing them with information about the Acquiring Fund. Shareholders of the Acquiring Fund will NOT be solicited for approval of the proposed merger.

Please keep this Supplement for future reference.

SP-WT-PRO-5-912